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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934

      DATE OF REPORT (Date of earliest event reported)   February 7, 1996

                           TOTAL RESEARCH CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                     0-15692                22-22072212
(State or other jurisdiction of    (Commission File No.     (I.R.S. Employer ID)
         incorporation)




Princeton Corporate Center
5 Independence Way
CN 5305
Princeton, NJ 08543-5303                                  (609) 520-9100
(Address of Principal Executive Offices)              (Registrant's Telephone
                                                               Number)
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Item 1:  Change in Control of the Registrant
         Not Applicable

Item 2:  Acquisition or Disposal of Assets
         Not Applicable

Item 3:  Bankruptcy or Receivership
         Not Applicable

Item 4:  Changes in Registrant's Certifying Accountant

         a) Previous Independent Accountants

            I. On February 7, 1996, Price Waterhouse LLP declined to stand for re-election as the Registrant's independent accountants.

            II. The reports of Price Waterhouse LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

            III. In connection with its audits for the two most recent fiscal years and through February 7, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved would have caused them to make reference thereto in their report on the financial statements for such years.

            IV. During the two most recent fiscal years through February 7, 1996, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(l)(v)).

            V. The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.
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       b) New Independent Accountants

          I. The Registrant engaged Amper, Politziner & Mattia as its principal accountants for the Registrant as of February 9, 1996 for the audit of the Registrant's financial statements for the fiscal year ending June 30, 1996. During the two most recent fiscal years and through February 7, 1996, the Registrant has not consulted with Amper Politziner & Mattia on items which (1) were or should have been subject to SAS 50 and (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K, Item 304*a)(2)).

          II. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

Item 5.   Other Events
          Not Applicable

Item 6.   Resignation of Registrant's Directors
          Not Applicable

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               I. Letter From Price Waterhouse LLP dated February 9, 1996.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

                                    Total Research Corporation
                                    Registrant
                                    February 9, 1996



                                    By:  /s/ Eric C. Zissman
                                         ------------------------------
                                             Eric C. Zissman
                                             Chief Accounting Officer
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                                EXHIBIT INDEX
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 Exhibit No. 99.I     Letter From Price Waterhouse LLP dated February 9, 1996